UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 31, 2021

Enviva Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Ave, Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Enviva Partners, LP

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Enviva Inc. is providing the disclosure contained in this Current Report on Form 8-K (this “Current Report”) to reflect the completion of its conversion (the “Conversion”) from a Delaware limited partnership named Enviva Partners, LP (the “Partnership”) to a Delaware corporation named Enviva Inc. (the “Company”) effective at 9:31 a.m. Eastern Time on December 31, 2021 (the “Effective Time”). References to “Enviva” in this Current Report mean (i) prior to the Effective Time, the Partnership and (ii) following the Effective Time, the Company.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 31, 2021, Enviva notified the New York Stock Exchange (the “NYSE”) that the Certificate of Conversion had been filed with the Secretary of State of the State of Delaware. At the Effective Time, each of the common units representing limited partner interests in the Partnership (“Common Units”) outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of common stock of the Company, $0.001 par value per share (“Common Stock”).

As of the open of business on January 3, 2022, the Common Units will cease trading on the NYSE, and the Common Stock will commence trading on the NYSE under the ticker symbol “EVA.” Enviva expects the NYSE to file with the U.S. Securities and Exchange Commission (the “SEC”) an application on Form 25 on January 3, 2022, to report that the Common Units are discontinued for trading on the NYSE.

Item 3.03	Material Modification to Rights of Security Holders.

The Certificate of Incorporation and Bylaws of Enviva went into effect at the Effective Time. As previously reported in the “Description of Enviva Inc.’s Capital Stock” and “Comparison of the Rights of Stockholders and Unitholders” sections of the definitive proxy statement filed by Enviva on November 22, 2021 (the “Proxy Statement”), certain of the rights associated with Common Stock are different from the rights associated with Common Units. The information set forth in the “Description of Enviva Inc.’s Capital Stock” and “Comparison of the Rights of Stockholders and Unitholders” sections of the Proxy Statement is incorporated by reference into this Item 3.03.

To the extent applicable, the disclosures set forth in (i) Item 3.01 above regarding the conversion of the Common Units into Common Stock, (ii) Item 5.03 below regarding the Certificate of Conversion, Certificate of Incorporation, and Bylaws, and (iii) Item 8.01 below regarding the Conversion are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Conversion, the business and affairs of the Company will be overseen by the board of directors of the Company (the “Board”), rather than Enviva Partners GP, LLC (“Enviva GP”), which oversaw the business and affairs of the Partnership as its general partner prior to the Conversion. The Board will consist of the persons listed below. The Board will also have the following committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Health, Safety, Sustainability, and Environmental Committee.

Directors of the Company

Directors(1)	Committee(s)
John K. Keppler	—
Ralph Alexander*	Nominating and Corporate Governance
John C. Bumgarner, Jr.*	Audit; Compensation
Martin N. Davidson*^	Health, Safety, Sustainability, and Environmental
Jim H. Derryberry*	—
Fauzul Lakhani*^	Nominating and Corporate Governance
Gerrit (“Gerrity”) L. Lansing, Jr.*	Health, Safety, Sustainability, and Environmental
Pierre F. Lapeyre, Jr.*	Compensation
David M. Leuschen*	—
Jeffrey W. Ubben*	Compensation
Gary L. Whitlock*	Audit
Janet S. Wong*	Audit; Nominating and Corporate Governance
Eva T. Zlotnicka*^	Health, Safety, Sustainability, and Environmental

*Indicates independent for NYSE purposes.

^Appointed as a director of the Company in connection with the Conversion and did not previously serve as a director on the board of directors of Enviva GP.

(1) Prior to the Conversion, William K. Reilly served as a director on the board of directors of Enviva GP. Mr. Reilly was not appointed as a director of the Company in connection with the Conversion.

As noted above, Messrs. Davidson and Lakhani and Ms. Zlotnicka were appointed as directors of the Company in connection with the Conversion. The remaining directors of the Company served on the board of directors of Enviva GP immediately prior to the Effective Time and will continue to serve as directors of the board of directors of the Company.

Appointment of Dr. Davidson

There are no relationships between Dr. Davidson and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Dr. Davidson will receive compensation for his services as director consistent with that provided to other non-employee directors, as described in Part III, Item 11. “Executive Compensation—Director Compensation” of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020.

Dr. Davidson entered into an Indemnification Agreement in connection with the Conversion as discussed more fully in Item 8.01 which is incorporated by reference into this Item 5.02.

Appointment of Mr. Lakhani

Mr. Lakhani is a Principal of Riverstone Holdings LLC. Please see “Certain Relationships and Related Transactions and Director Independence” contained in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020 for information regarding agreements between the Partnership and affiliates of Riverstone Holdings LLC. There are no other relationships between Mr. Lakhani and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Exchange Act.

Mr. Lakhani will receive compensation for his services as director consistent with that provided to other non-employee directors, as described in Part III, Item 11. “Executive Compensation—Director Compensation” of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020.

Mr. Lakhani entered into an Indemnification Agreement in connection with the Conversion as discussed more fully in Item 8.01 which is incorporated by reference into this Item 5.02.

Appointment of Ms. Zlotnicka

Ms. Zlotnicka is a Founder, Managing Partner, President, and member of the Management Committee of Inclusive Capital Partners. There are no other relationships between Ms. Zlotnicka and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Exchange Act.

Ms. Zlotnicka will receive compensation for her services as director consistent with that provided to other non-employee directors, as described in Part III, Item 11. “Executive Compensation—Director Compensation” of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020.

Ms. Zlotnicka entered into an Indemnification Agreement in connection with the Conversion as discussed more fully in Item 8.01 which is incorporated by reference into this Item 5.02.

Executive Officers of the Company

The executive officers of the Company immediately prior to the Effective Time became the executive officers of the Company at the Effective Time, as set forth below.

Executive Officers	Position
John K. Keppler	President and Chief Executive Officer
Shai S. Even	Executive Vice President and Chief Financial Officer
Michael A. Johnson	Vice President and Chief Accounting Officer
Roxanne B. Klein	Executive Vice President and Chief Human Resources Officer
Yanina A. Kravtsova	Executive Vice President, Communications, Public and Environmental Affairs
Thomas Meth	Executive Vice President and Chief Commercial Officer
William H. Schmidt, Jr.	Executive Vice President, Corporate Development and General Counsel
E. Royal Smith	Executive Vice President, Operations

To the extent applicable, the disclosure set forth in Item 8.01 regarding the Indemnification Agreements (as defined below) is incorporated herein by reference.

Enviva Inc. Long-Term Incentive Plan

In connection with the Conversion, the Board adopted an amendment and restatement of the Partnership’s equity incentive compensation plan, renaming the plan from the Enviva Partners, LP Long-Term Incentive Plan to the Enviva Inc. Long-Term Incentive Plan (the “LTIP”), which became effective at the Effective Time. The amendments to the LTIP were administrative in nature, and were intended to reflect the conversion of awards previously based upon Partnership Common Units to the Company’s Common Stock, as well as the new corporate structure of the Company. No additional shares of Common Stock were added to the LTIP, and with the one-to-one conversion of Common Units to Common Stock that occurred in connection with the Conversion, the number of shares of Common Stock available for delivery pursuant to the LTIP remains at 3,450,000 shares of Common Stock. All outstanding awards under the LTIP as of the Conversion date were subject to these administrative changes.

The Common Units reserved for the Enviva Partners, LP Long-Term Incentive Plan previously registered by the Partnership with respect to that plan will be deregistered with the SEC, and the Company intends to file a new Registration Statement on Form S-8 for the Common Stock reserved for the LTIP.

The foregoing description of the LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

2020 and 2021 Performance-Based Phantom Units

With respect to the performance-based phantom units granted to the executive officers in the 2020 and 2021 calendar years (the “PSUs”), the performance criteria were modified to reflect the change in the Company’s structure as a result of the previously announced transactions that occurred in October 2021, as well as the Conversion. Specifically, the Board amended the PSUs to remove all Distributable Cash Flow (“DCF”)-related performance metrics and replace them with the sole performance criterion of percentile ranking of the Partnership or Enviva, as applicable, relative to the companies in the S&P 500 index on the basis of total shareholder return for the performance period (“TSR Factor”), as shown in the table below:

	Below Threshold	Threshold	Target	Maximum
TSR Factor	<30th percentile	30th percentile	60th percentile	≥90th percentile
Percentage of target stock-based award earned (“Payout Multiplier”)	0%	50%	100%	200%

* If the TSR Factor is between the Threshold and Maximum percentiles, then the Payout Multiplier will be determined by linear interpolation between the Threshold and Target Payout Multipliers or Target and Maximum Payout Multipliers, as applicable.

No changes were made to the performance period applicable to the PSUs. In addition to the TSR Factor described above, the awards will continue to be subject to all time-based vesting conditions (and forfeiture upon the termination events set forth in the PSU award agreements) for the remainder of the original performance periods.

AICP

The Board also adopted an amendment and restatement of the Enviva Management Annual Incentive Compensation Plan (the “AICP”) to reflect the changes in the Company’s structure described above in connection with the LTIP. As of the Effective Date, the name of the AICP is now the Enviva Inc. Annual Incentive Compensation Plan.

The foregoing description of the AICP does not purport to be complete and is qualified in its entirety by reference to the full text of the AICP, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 27, 2021, to implement the Conversion, Jason E. Paral, in his capacity as Vice President, Associate General Counsel, and Secretary of the Partnership, filed the Certificate of Conversion with the Secretary of State of the State of Delaware, and Enviva GP, in its capacity as the sole incorporator of the Company, filed the Certificate of Incorporation with the Secretary of State of the State of Delaware. The Conversion became effective at the Effective Time, whereupon the Partnership converted to the Company pursuant to a plan of conversion, and the Certificate of Incorporation and the Bylaws of the Company became effective.

The full text of the Certificate of Conversion, Certificate of Incorporation, and Bylaws are filed herewith as Exhibits 3.1, 3.2, and 3.3 and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 3, 2022, the Company issued a press release announcing the completion of the Conversion, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

In accordance with Rule 12g-3(a) under the Exchange Act, the Company is a successor registrant to the Partnership and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The shares of Common Stock of the Company, as the successor registrant to the Partnership, are deemed to be registered under Section 12(b) of the Exchange Act.

Holders of uncertificated units of the Partnership immediately prior to the Conversion continued as holders of uncertificated stock of the Company upon effectiveness of the Conversion.

Indemnification Agreements

In connection with the Conversion, the Company entered into indemnification agreements with each of its directors and executive officers (the “Indemnification Agreements”). The Indemnification Agreements require the Company to indemnify each such individual to the fullest extent permitted under Delaware law against liability that may arise by reason of such individual’s service to the Company, and to advance expenses incurred as a result of any proceeding against such individual as to which he or she could be indemnified.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Number	Exhibit Description
3.1	Certificate of Conversion of Enviva Partners, LP.
3.2	Certificate of Incorporation of Enviva Inc.
3.3	Bylaws of Enviva Inc.
10.1	Enviva Inc. Long Term Incentive Plan.
10.2	Enviva Inc. Annual Incentive Compensation Plan.
10.3	Form of Indemnification Agreement.
99.1	Press Release dated January 3, 2022.
104	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 3, 2022	Enviva Inc.

	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel, and Secretary